UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 29, 2009
Date of Report (Date of earliest event reported)

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-1553	52-0248090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 East Joppa Road
Towson, Maryland	21286
(Address of principal executive offices)	(Zip Code)

(410) 716-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 29, 2009, the Compensation Committee of the Corporation’s Board of Directors made annual stock option grants and restricted stock awards to executive officers and key employees.  The executive officers named in the proxy statement relating to the 2009 Annual Meeting of Stockholders received the following awards:

Executive Officer	Stock Options	Restricted Stock
Nolan D. Archibald	244,900	147,700
Michael D. Mangan	69,000	37,000
Charles E. Fenton	40,600	19,500
John W. Schiech	32,500	20,700
Stephen F. Reeves	40,600	18,800

The Compensation Committee also approved a form of Restricted Stock Unit Award Agreement and Restricted Share Agreement, which are filed with this Current Report as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.
On April 30, 2009 the Corporation announced that its Board of Directors declared a quarterly cash dividend of $.12 per share of the Corporation’s outstanding common stock payable June 26, 2009, to stockholders of record at the close of business on June 12, 2009.  This represents a reduction from the $.42 quarterly dividend paid by the Corporation since 2007. Attached to this Current Report on Form 8-K as Exhibit 99.3 is a copy of the Corporation’s related press release dated April 30, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1	Form of Restricted Stock Unit Award Agreement.
Exhibit 99.2	Form of Restricted Share Agreement.
Exhibit 99.3	Press Release of the Corporation dated April 30, 2009.

Exhibit 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in the “Risk Factors” sections of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION

By:	/s/ CHARLES E. FENTON
Charles E. Fenton
Senior Vice President and General Counsel

Date: April 30, 2009